THE HENLOPEN FUND




                                 ANNUAL REPORT
                                 JUNE 30, 1998

To My Fellow Shareholders:

The Henlopen Fund has completed another successful year, appreciating 32.8% since June 30, 1997. While the short-term is important, our goal is to produce superior LONG-TERM results for our shareholders. In that regard The Henlopen Fund has generated 3 year, 5 year and since inception (December 2, 1992) annualized returns of 24.5%, 20.9% and 21.7%. This investment performance continues to support our belief that a strategy of investing in market-leading growth companies, consistently and judiciously applied, is one of the most effective ways to increase capital.

The year ending June 30, 1998 was both eventful and profitable for equity investors in spite of the seemingly endless debate about valuation levels. As has been the case for several years, the backdrop to equity investment continues to be quite positive. Over the last twelve months long-term interest rates in the U.S. have dropped 100 basis points (1%), employment has expanded, inflation remains quiescent and the dollar has gained strength. This latter element has been a direct result of many Far East investors fleeing their own markets and currencies with the U.S. financial and investment markets becoming the destination of choice. The flow of funds into the stock markets, regardless of the source, remains strong.

While the economic environment remains generally positive, the work of finding and investing in attractive securities is as challenging as ever. Domestic GDP growth is still positive, but the rate of growth has slowed as the U.S. adapts to both Asian financial turmoil and cyclical adjustments in many of our important industries. As many companies and industries slow from their recent rates of expansion, the concomitant volatility to stock prices is dramatic as investors attempt to assess and value the changing circumstances.

On the following pages, you will see listed the companies currently in the portfolio. We seek market-leading companies within industries as old as insurance, retailing and manufacturing and as new as the Internet, solar power and electronic commerce. Our target investments can be large companies addressing large opportunities, such as Lucent (communications equipment) or Pfizer (new drug discovery), or small companies addressing smaller but rapidly growing opportunities such as AstroPower (solar power) or Steiner Leisure (spa management). We feel broad diversity, by industry and size, combined with our concentration on growth will continue to achieve strong results over time, regardless of the ever-changing environment.

Sincerely yours,

/s/ Michael L. Hershey

Michael L. Hershey
President

        ONE YEAR COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         The Henlopen Fund, S&P 500 Index and Lipper Growth Fund Index

                                                            Lipper Growth
                 The Henlopen Fund      S&P 500 Index        Fund Index
   6/30/97             $10,000             $10,000             $10,000
   9/30/97             $12,476             $10,749             $11,025
  12/31/97             $11,533             $11,102             $11,099
   3/31/98             $13,847             $12,600             $12,473
   6/30/98*<F1>        $13,278             $13,015             $12,827

*<F1>Ending value represents increases of 32.78%, 30.15% and 28.27%, respectively.

                       Managed by Landis Associates, Inc.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Fiscal 1998 was a profitable period in which to be invested in growth equities. For the year ending 6/30/98, the Fund appreciated +32.8%, while over the last three years the Fund has appreciated at an annual compounded rate of +24.5%. The financial and economic backdrop for this performance was positive and included rising domestic GDP, falling interest rates and improving corporate earnings. While international financial shocks, especially in the Far East, provided unsettling news from time to time, these events actually boosted domestic returns as foreign investors sought the strong currency and robust equity markets of the United States.

Closer to home, money flows into mutual funds continued to be a positive stimulant to equity prices. Much of this money flowed into funds that invest in large capitalization, liquid, growth stocks resulting in historically high valuations for many securities. Such valuations not only reflect the supply-demand characteristics of the current market but also reflect the current low level of inflation and the falling interest rates of the past year. While recognizing the valuation risks inherent in the current environment, the Fund continues to be able to find strongly growing companies at reasonable prices.

The Fund seeks to invest in market-leading growth companies that are generating strong revenue and earnings growth, have strong management teams and highly competitive products. Relying on internal research and judgement, the Fund avoids artificial capitalization restraints so that large, intermediate and small capitalization issues are normally included in the portfolio. The goal is to be fully invested and to maintain a balanced, diversified portfolio of such companies spread among many industries and market sectors. The Fund's investment approach is based on the conviction that capital is created as a business grows and, therefore, owning the common stocks of growing businesses is the best way for an investor to increase capital.

     SINCE INCEPTION COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         The Henlopen Fund, S&P 500 Index and Lipper Growth Fund Index

AVERAGE ANNUAL TOTAL RETURN
1-Year                      32.8%
5-Year                      20.9%
Since inception 12/2/92     21.7%


                                                            Lipper Growth
                 The Henlopen Fund      S&P 500 Index        Fund Index
   12/2/92*<F2>        $10,000             $10,000             $10,000
   6/30/93             $11,562             $10,643             $10,661
   6/30/94             $12,126             $10,792             $10,841
   6/30/95             $15,493             $13,600             $13,350
   6/30/96             $21,442             $17,140             $16,109
   6/30/97             $22,519             $23,088             $19,916
   6/30/98             $29,908             $30,081             $25,942

*<F2> December 2, 1992 inception date

Past performance is not predictive of future performance


                            STATEMENT OF NET ASSETS
                                 June 30, 1998
                                                                    Quoted
   Shares                                             Cost       Market Value
   ------                                             ----       ------------

LONG-TERM INVESTMENTS -- 97.1% (A)<F3>
COMMON STOCKS -- 97.1% (A)<F3>
             APPAREL & SHOES -- 1.0%
     28,000  Ashworth, Inc.* <F4>                 $  421,999     $  388,500

             AUTO & TRUCK RELATED -- 3.3%
      6,500  General Motors Corp.                    461,890        434,284
     18,000  Keystone Automotive
                Industries, Inc.*<F4>                390,250        416,250
      9,000  Lear Corp.*<F4>                         507,206        461,817
                                                  ----------     ----------
                                                   1,359,346      1,312,351

             BASIC RESOURCES -- 2.2%
      6,000  Aluminum Co. of America                 424,860        395,628
      9,000  USG Corp.*<F4>                          444,357        487,125
                                                  ----------     ----------
                                                     869,217        882,753

             BUSINESS SERVICES -- 2.9%
     24,000  AlphaNet Solutions, Inc.*<F4>           316,000        273,000
     15,000  CKS Group, Inc.*<F4>                    337,500        270,000
     70,000  TeleSpectrum Worldwide Inc.*<F4>        463,950        612,500
                                                  ----------     ----------
                                                   1,117,450      1,155,500

             COMMUNICATIONS -- 3.9%
      5,000  Cisco Systems Inc.*<F4>                 310,000        460,315
      8,000  Lucent Technologies Inc.                368,694        665,504
     10,000  Tekelec*<F4>                            452,575        447,500
                                                  ----------     ----------
                                                   1,131,269      1,573,319

             COMPUTER SYSTEMS -- 7.7%
     10,000  Compaq Computer Corp.                   365,600        283,750
    110,000  Concurrent Computer Corp.*<F4>          441,487        415,910
     10,000  EMC Corporation (Mass.)*<F4>            335,390        448,130
     10,000  Sun Microsystems, Inc.*<F4>             450,625        434,380
     53,500  Unisys Corp.*<F4>                       631,454      1,511,375
                                                  ----------     ----------
                                                   2,224,556      3,093,545

             DISTRIBUTION -- 1.7%
     32,500  D & K Healthcare
               Resources, Inc.*<F4>                  282,031        698,750

             ELECTRONICS/EQUIPMENT MANUFACTURING -- 1.8%
     50,000  Checkpoint Systems, Inc.*<F4>           827,056        706,250

             ENERGY/SERVICES -- 6.7%
     40,000  AstroPower, Inc.*<F4>                   240,000        332,520
      8,000  Cooper Cameron Corp.*<F4>               441,405        408,000
     21,000  Core Laboratories N.V.*<F4>             474,278        454,125
     12,000  Montana Power Co.                       371,220        417,000
      8,000  Smith International, Inc.*<F4>          413,785        278,504
     50,000  Willbros Group, Inc.*<F4>               734,624        781,250
                                                  ----------     ----------
                                                   2,675,312      2,671,399

             FINANCIAL SERVICES -- 13.0%
     20,000  Allied Capital Corp.                    452,500        490,000
      7,000  First Virginia Banks, Inc.              352,948        357,875
      8,000  First Union Corp. (N.C.)                387,000        466,000
     10,000  Hambrecht & Quist Group*                333,100        363,130
      9,000  Markel Corp.*<F4>                       797,042      1,602,000
      5,000  Mellon Bank Corp.                       353,737        348,125
     60,000  Philadelphia Consolidated
               Holding Corp.*<F4>                    798,089      1,260,000
     10,000  Provident Bankshares Corp.              315,000        295,000
                                                  ----------     ----------
                                                   3,789,416      5,182,130

             FOOD & BEVERAGES -- 1.8%
     55,000  Cott Corp.                              346,698        398,750
     10,000  Smithfield Foods, Inc.*<F4>             313,750        305,000
                                                  ----------     ----------
                                                     660,448        703,750

             HEALTHCARE PRODUCTS -- 10.8%
     40,000  Endosonics Corp.*<F4>                   367,800        240,000
    100,000  IGEN International, Inc.*<F4>           769,326      4,087,500
                                                  ----------     ----------
                                                   1,137,126      4,327,500

             LEISURE/ENTERTAINMENT -- 6.3%
     15,000  Dover Downs Entertainment, Inc.         269,025        465,000
     68,062  Steiner Leisure Ltd.* <F4>              557,172      2,058,876
                                                  ----------     ----------
                                                     826,197      2,523,876

             MISCELLANEOUS MANUFACTURING -- 8.8%
     42,200  AIM Safety Company, Inc.*<F4>           525,331        330,848
     55,000  Arguss Holdings, Inc.*<F4>              723,377        921,250
     30,000  Harmon Industries, Inc.                 528,269        712,500
     16,000  Hussmann International, Inc.            320,960        297,008
     35,000  Morrison Knudsen Corp.*<F4>             444,872        492,205
     15,000  MotivePower Industries, Inc.*<F4>       285,900        367,500
     15,000  Westinghouse Air Brake Co.              386,638        393,750
                                                  ----------     ----------
                                                   3,215,347      3,515,061

             PHARMACEUTICALS -- 1.1%
      4,000  Pfizer Inc.                             386,490        434,752

             RESTAURANTS -- 2.0%
     19,500  Logan's Roadhouse, Inc.*<F4>            422,188        404,625
     70,000  Pizza Inn, Inc.                         342,750        389,410
                                                  ----------     ----------
                                                     764,938        794,035

             RETAILING -- 2.8%
     18,000  Family Dollar Stores, Inc.              266,742        333,000
     40,000  The Sportsmans Guide, Inc.*<F4>         260,000        180,000
     12,000  TJX Companies, Inc.                     296,235        289,500
     15,000  Value City Dept. Stores Inc.*<F4>       318,969        315,000
                                                  ----------     ----------
                                                   1,141,946      1,117,500

             SEMICONDUCTORS/RELATED -- 6.0%
     10,000  Applied Materials, Inc.*<F4>            321,250        295,000
     10,000  ASM Lithography Holding N.V.*<F4>       363,750        290,630
     15,000  Asyst Technologies, Inc.*<F4>           391,249        189,375
      8,000  Du Pont Photomasks, Inc.*<F4>           362,000        276,000
     20,000  Electroglas, Inc.*<F4>                  361,000        261,260
      9,000  KLA-Tencor Corp.*<F4>                   362,812        249,192
     15,000  Kulicke & Soffa Industries, Inc.*<F4>   374,219        255,000
      9,000  Teradyne, Inc.*<F4>                     358,853        240,750
     10,000  Xilinx, Inc.*<F4>                       366,250        340,000
                                                  ----------     ----------
                                                   3,261,383      2,397,207

             SOFTWARE & RELATED SERVICES -- 11.0%
     77,500  Alydaar Software Corp.*<F4>             867,877        983,320
     44,000  ANSYS, Inc.*<F4>                        424,253        434,500
    250,000  Communication
               Intelligence Corp.*<F4>               347,662        257,750
     45,000  CyberGuard Corp.*<F4>                   406,001        433,125
      5,000  Excite, Inc.*<F4>                       248,438        467,500
     40,000  Level 8 Systems, Inc.*<F4>              469,181        360,000
      6,000  Lycos, Inc.*<F4>                        258,375        452,250
     11,000  Sterling Commerce, Inc.*<F4>            374,660        533,500
      3,000  Yahoo! Inc.*<F4>                        248,000        472,500
                                                  ----------     ----------
                                                   3,644,447      4,394,445

             TRANSPORTATION -- 2.3%
     20,000  International
               Shipholding Corp.                     341,200        321,260
    100,000  RailAmerica, Inc.*<F4>                  551,808        612,500
                                                  ----------     ----------
                                                     893,008        933,760
                                                  ----------     ----------
             Total common stocks                  30,628,982     38,806,383
                                                  ----------     ----------
                 Total long-term investments      30,628,982     38,806,383

  Principal
   Amount
  ---------
SHORT-TERM INVESTMENTS -- 1.9% (A)<F3>
             VARIABLE RATE DEMAND NOTE
   $769,015  Firstar Bank U.S.A., N.A.               769,015        769,015
                                                  ----------     ----------
                Total short-term investments         769,015        769,015
                                                  ----------     ----------
                Total investments                $31,397,997     39,575,398
                                                  ----------
                                                  ----------
                Cash and receivables, less
                  liabilities -- 1.0% (A)<F3>                       390,125
                                                                 ----------
                NET ASSETS                                      $39,965,523
                                                                 ----------
                                                                 ----------
                Net Asset Value Per Share
                  (No par value, unlimited
                  shares authorized), offering
                  and redemption price
                  ($39,965,523 / 2,345,259
                  shares outstanding)                            $    17.04
                                                                 ----------
                                                                 ----------

   *<F4>  Non-income producing security.
   (a)<F3>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1998
INCOME:
     Dividends                                                     $114,137
     Interest                                                       191,405
                                                                  ---------
       Total income                                                 305,542
                                                                  ---------
EXPENSES:
     Investment management fees                                     358,623
     Administrative services                                         65,837
     Transfer agent fees                                             33,977
     Professional fees                                               23,745
     Registration fees                                               22,845
     Custodian fees                                                  10,987
     Printing and postage expense                                     9,891
     Amortization of organizational expenses                          4,663
     Other expenses                                                  17,242
                                                                  ---------
       Total expenses                                               547,810
                                                                  ---------
NET INVESTMENT LOSS                                               (242,268)
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                  3,547,239
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            6,145,527
                                                                  ---------
NET GAIN ON INVESTMENTS                                           9,692,766
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $9,450,498
                                                                  ---------
                                                                  ---------


                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 1998 and 1997
                                                        1998           1997
                                                     ----------     ----------
OPERATIONS:
   Net investment loss                              $ (242,268)      $(213,538)
   Net realized gain on investments                  3,547,239       2,692,198
   Net increase (decrease) in unrealized
     appreciation on investments                     6,145,527        (894,714)
                                                    ----------      ----------
       Net increase in net assets
         resulting from operations                   9,450,498       1,583,946
                                                    ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($3.3103 and $2.14451 per share, respectively) (6,305,849)     (3,623,419)
                                                    ----------      ----------
       Total distributions                          (6,305,849)*<F5>(3,623,419)
                                                    ----------      ----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (345,853 and
     381,696 shares, respectively)                   5,911,257       5,709,834
   Net asset value of shares issued in
     distributions (411,192 and 256,417
     shares, respectively)                           6,072,409       3,537,970
   Cost of shares redeemed (242,335 and
     351,595 shares, respectively)                  (4,141,813)     (5,201,112)
                                                    ----------      ----------
       Net increase in net assets derived
         from Fund share activities                  7,841,853       4,046,692
                                                    ----------      ----------
       TOTAL INCREASE                               10,986,502       2,007,219
NET ASSETS AT THE BEGINNING OF THE YEAR             28,979,021      26,971,802
                                                    ----------      ----------
NET ASSETS AT THE END OF THE YEAR                  $39,965,523     $28,979,021
                                                    ----------      ----------
                                                    ----------      ----------
   *<F5> See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                                                                                        For the
                                                                                                      Period From
                                                                 For the Years Ended June 30,        12/2/92*<F6>
                                                ---------------------------------------------------
                                                  1998       1997       1996        1995      1994     to 6/30/93
                                                --------   --------   --------    --------  --------  -----------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $ 15.83    $ 17.47    $ 14.68    $ 11.67     $ 11.55    $ 10.00
  Income from investment operations:
       Net investment loss (a)<F9>               (0.03)     (0.08)      (0.05)     (0.11)     (0.07)      (0.02)
       Net realized and unrealized
         gains on investments                      4.55       0.58       5.10       3.31        0.64       1.58
                                                 ------     ------     ------     ------      ------     ------
  Total from investment operations                 4.52       0.50       5.05       3.20        0.57       1.56
  Less distributions:
       Dividend from net investment income           --         --         --         --          --     (0.01)
       Distributions from net realized gains     (3.31)     (2.14)      (2.26)     (0.19)     (0.45)         --
                                                 ------     ------     ------     ------      ------     ------
  Total from distributions                       (3.31)     (2.14)      (2.26)     (0.19)     (0.45)     (0.01)
                                                 ------     ------     ------     ------      ------     ------
  Net asset value, end of period                $ 17.04    $ 15.83    $ 17.47    $ 14.68     $ 11.67    $ 11.55
                                                 ------     ------     ------     ------      ------     ------
                                                 ------     ------     ------     ------      ------     ------
TOTAL INVESTMENT RETURN                           32.8%       5.0%      38.4%      27.8%        4.9%      15.6%***<F8>
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's $)         39,966     28,979     26,972     11,685       6,798      1,062
  Ratio of expenses (after reimbursement)
    to average net assets (b)<F10>                 1.5%       1.6%       1.8%       2.0%        2.0%     2.0%**<F7>
  Ratio of net investment loss to
    average net assets (c)<F11>                  (0.7)%     (0.7)%     (1.3)%     (1.2)%      (1.3)%     (0.7)%**<F7>
  Portfolio turnover rate                        116.3%     140.6%     177.5%     147.8%       63.0%      54.0%


*<F6>     Commencement of Operations.
**<F7>    Annualized.
***<F8>   Not Annualized.
(a)<F9> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F10> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 3.0% for the year ended June 30, 1994 and 11.5%**<F7>for the period ended June 30, 1993.
(c)<F11> The ratio of net investment loss prior to the adviser's expense limitation undertaking to average net assets would have been (2.2%) for the year ended June 30, 1994 and (10.2%)**<F7> for the period ended June 30, 1993.

   The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1998

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

  The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which was organized as a Delaware Business Trust on September 17, 1992 and is registered as an open-end management company under the Investment Company Act of 1940. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

  (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for Federal income tax purposes.

  (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

  (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $1,044,039 of post-October losses, which may be used to offset capital gains in future years to the extent provided by tax regulations.

  (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

  (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to paid-in capital.

  (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

  The Fund has a management agreement with Landis Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

(3)  DISTRIBUTION TO SHAREHOLDERS --

  Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  DEFERRED EXPENSES --

  Organizational expenses were deferred and were amortized on a straight-line basis over a period of five years. These expenses were advanced by the Adviser who was reimbursed by the Fund. Organizational expenses were fully amortized at June 30, 1998.

(5)  INVESTMENT TRANSACTIONS --
  For the year ended June 30, 1998, purchases and proceeds of sales of investment securities (excluding short-term securities) were $41,406,869 and $37,796,926, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

  As of June 30, 1998, liabilities of the Fund included the following:
            Payable to brokers for investments purchased         $   85,500
            Payable to the Adviser for management fees               31,943
            Other liabilities                                        20,911

(7)  SOURCES OF NET ASSETS --

  As of June 30, 1998, the sources of net assets were as follows:
            Fund shares issued and outstanding                   32,832,161
            Net unrealized appreciation on investments            8,177,401
            Accumulated net realized loss                        (1,044,039)
                                                                 ----------
                                                                $39,965,523
                                                                 ----------
                                                                 ----------

  Aggregate net unrealized appreciation as of June 30, 1998, consisted of the following:

            Aggregate gross unrealized appreciation             $10,609,813
            Aggregate gross unrealized depreciation              (2,432,412)
                                                                 ----------
               Net unrealized appreciation                       $8,177,401
                                                                 ----------
                                                                 ----------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

   In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended June 30, 1998. The Fund hereby designates the following amounts as long-term capital gains distributions.

            Capital gains taxed at 20%                           $  624,208
            Capital gains taxed at 28%                            2,718,218
                                                                 ----------
               Total long-term capital gains                     $3,342,426
                                                                 ----------
                                                                 ----------

   The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended
 June 30, 1998 was 4%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

3100 Multifoods Tower                  Telephone 612 332 7000
33 South Sixth Street
Minneapolis, MN 55402


(PricewaterhouseCoopers LLP logo)

July 24, 1998

To the Shareholders and Trustees of The Henlopen Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and for the period from December 2, 1992 (commencement of operations) through June 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

  /s/ PricewaterhouseCoopers LLP


                               BOARD OF TRUSTEES
          ROBERT J. FAHEY, JR.                      MICHAEL L. HERSHEY
Director of Real Estate Investment Banking    Chairman, Landis Associates, Inc.
Cushman &Wakefield of Pennsylvania, Inc.        Kennett Square, Pennsylvania
       Philadelphia, Pennsylvania

        STEPHEN L. HERSHEY, M.D.                    P. COLEMAN TOWNSEND, JR.
               President,                       President/CEO, Townsends, Inc.
First State Orthopaedic Consultants, P.A.           Wilmington, Delaware
            Newark, Delaware


           Investment Adviser                       Independent Accountants
        LANDIS ASSOCIATES, INC.                    PRICEWATERHOUSECOOPERS LLP

       Custodian, Transfer Agent                         Legal Counsel
         FIRSTAR TRUST COMPANY                          FOLEY & LARDNER

                               THE HENLOPEN FUND
                           LONGWOOD CORPORATE CENTER
                                   SUITE 213
                               415 MCFARLAN ROAD
                       KENNETT SQUARE, PENNSYLVANIA 19348
                                 (610-925-0400)

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.